UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

ENERGIZER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-51151	20-0803515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada	M5H 3L5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc., a Minnesota corporation.

ITEM 8.01 OTHER EVENTS.

On February 12, 2015, the Board of Directors of the Company modified the Amended and Restated Stock Option Plan of Energizer Resources Inc. to delete the provisions permitting the reduction of the exercise price and the re-pricing of an existing. A copy of the Amended and Restated Stock Option Plan Of Energizer Resources Inc. is attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amended and Restated Stock Option Plan Of Energizer Resources Inc., dated February 12, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER RESOURCES INC.

Date: March 6, 2015	By:	/s/ Peter D. Liabotis
Peter D. Liabotis
Chief Financial Officer

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